Prepaid Expenses and Other Current Assets - Schedule (Table) (Details) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
PREPAID EXPENSES AND OTHER CURRENT ASSETS [Abstract]
VAT and other tax credits	$ 2,526	$ 1,677
Insurance claims receivable, net	1,744	1,319
Deferred insurance premiums	2,042	834
Advances to suppliers	1,285	91
Other	2,195	2,313
Total prepaid expenses and other current assets	$ 9,792	$ 6,234